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                                                                   Exhibit 3.27

Microfilm Number  200034 - 1529         Filed with the
                  _____________         Department           MAY 02 2000
                                        of State on ____________________________

                                               /s/  Kim Pizzingrilli
Entity Number 2939503                        ___________________________________
                                                 Secretary of the Commonwealth

         CERTIFICATE OF ORGANIZATION-DOMESTIC LIMITED LIABILITY COMPANY
                               DSCD158913(rev 96)

     In compliance with the requirements of 15 Pa.C.S. > 8913 (relating to certificate of organization), the undersigned, desiring to organize a limited liability company, hereby state(s) that:

1. The name of the limited liability company is: Wilkes-Barre Imaging, L.L.C.
                                                 _______________________________
________________________________________________________________________________

2. The (a) address of this limited liability company's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

   (a) _________________________________________________________________________
       Number and Street           City           State          Zip      County

   (b) c/o: CT Corporation System                                        Wyoming
       _________________________________________________________________________
       Name of Commercial Registered Office Provider                      County

For a limited liability company represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the limited liability company is located for venue and official publication purposes.

3. The name and address, including street and number, if any, of each organizer are:

   NAME                                    ADDRESS

    Paul L. Uhrig                          2600 Virginia Avenue, NW - Suite 1111
   _____________________________________________________________________________

                                           Washington, D.C. 20037
   _____________________________________________________________________________


   _____________________________________________________________________________

4. (Strike out if inapplicable): -----------------------------------------------

5. (Strike out if inapplicable): Management of the company is vested in a manager or managers.

6. The specified effective date, if any is: Upon Filing
                                            ____________________________________
                                            month   day    year    hour, if any

7. (Strike out if inapplicable): -----------------------------------------------

   _____________________________________________________________________________


   _____________________________________________________________________________


   _____________________________________________________________________________

8. For additional provisions of the certificate, if any, attach an 8 1/2 x 11 sheet.






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     IN TESTIMONY WHEREOF, the organizer(s) has (have) signed this Certificate of Organization this 27th day of April, 2000.


              Paul Uhrig
     ___________________________
             (Signature)
     ___________________________
             (Signature)
     ___________________________
             (Signature)